                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Prospect Street High Income Portfolio Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                           Richard E. Omohundro, Jr.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
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
                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                                                               January 3, 1997

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street High Income Portfolio Inc. (the "Fund") to be held at 60 State Street, 37th Floor, Boston, Massachusetts 02109, on March 7, 1997 at 10:00 a.m. You will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                        Sincerely,

                                    /s/ Richard E. Omohundro, Jr.
                                        RICHARD E. OMOHUNDRO, JR.
                                        President

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                        ------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 7, 1997
                        ------------------------------

    The Annual Meeting of Stockholders (the "Annual Meeting") of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), will be held at 60 State Street, 37th Floor, Boston, Massachusetts 02109, on March 7, 1997 at 10:00 a.m., for the following purposes:

        To elect seven Directors of the Fund, two of which shall be elected by the holders of the Fund's Taxable Auction Rate Preferred Stock and the remainder of which shall be elected by the holders of the Fund's Common Stock and the Taxable Auction Rate Preferred Stock, voting together, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified;

        To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997; and

        To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The matters referred to above may be acted upon at the Annual Meeting or any adjournment thereof.

    The close of business on December 27, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY. HOLDERS OF THE FUND'S TAXABLE AUCTION RATE PREFERRED STOCK SHOULD SIGN AND RETURN THE BLUE PROXY.

                                                     By Order of the Directors

                                                     KAREN J. THELEN
                                                     Secretary
January 3, 1997
Boston, Massachusetts

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                        ------------------------------
                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 7, 1997
                        ------------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 60 State Street, 37th Floor, Boston, Massachusetts 02109, on March 7, 1997 at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated January 3, 1997. The Fund is a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

    This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about January 3, 1997. The Board of Directors has fixed the close of business on December 27, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 30,970,768 shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding and 200 shares of the Fund's Taxable Auction Rate Preferred Stock, no par value per share, liquidation preference $100,000 per share (the "Preferred Stock"), were issued and outstanding. Holders of Common Stock have one vote per share and holders of Preferred Stock have one vote per $1,000 of liquidation preference (i.e. 100 votes per share of Preferred Stock) on all matters submitted to stockholders of the relevant class or classes. To the Fund's knowledge, no person beneficially owned shares of the Fund representing more than five percent of the total voting power of all outstanding shares at December 27, 1996.

    For the election of Directors, the affirmative vote of a plurality of the applicable voting securities of the Fund present and voting at the Annual Meeting is necessary. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count towards the presence of a quorum.

    For the ratification of the selection of independent public accountants, the affirmative vote of the holders of a majority of the Common Stock and Preferred Stock present and voting together as a single class is necessary. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count towards the presence of a quorum.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) FOR the election of the applicable nominees named herein as Directors of the Fund, (2) FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997, and (3) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be considered at the Annual Meeting other than the matters referred to above. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. Holders of Common Stock should sign and return the white proxy. Holders of Preferred Stock should sign and return the blue proxy.

    Shares of Common Stock and Preferred Stock representing a majority of the votes entitled to be cast shall constitute a quorum at the Annual Meeting. In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

    In addition to solicitation of proxies by mail, officers of the Fund and officers and regular employees of Prospect Street Investment Management Co., Inc. (the "Manager"), affiliates of the Manager or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. Although the Fund does not anticipate that it will do so, the Fund may retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate will exceed $15,000, would depend upon the amount and type of services rendered. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

                            THE INVESTMENT ADVISER

    Prospect Street Investment Management Co., Inc., with its principal office at 60 State Street, Boston, Ma 02109, has served as the investment adviser to the Fund since its inception in November 1988.

                                  PROPOSAL 1
                            ELECTION OF DIRECTORS

    The stockholders of the Fund are being asked to elect the following seven nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. All nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

    Under the terms of the Fund's Articles of Amendment and Restatement (the "Articles of Incorporation"), the holders of the Fund's Preferred Stock are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. John S. Albanese and John A. Frabotta have been nominated for election by the holders of the Preferred Stock. The Fund's Articles of Incorporation further provide for the election of the other five nominees named below by the holders of the Common Stock and the Preferred Stock, voting together. Election of Directors is non-cumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, or a majority of the outstanding Preferred Stock, voting separately as a class, may elect all of the Directors who are subject to election by such class, as the case may be.

    The nominees for election to the Board of Directors are as follows:

                                                                                                                   NUMBER OF
                                                                                                                   SHARES OF
                                                                                                                  COMMON STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AT
                                                    POSITIONS                              DIRECTOR               DECEMBER 27,
NAME                                                WITH FUND               AGE              SINCE                 1996(1)(2)
----                                                ---------               ---              -----                 ----------
PREFERRED STOCK NOMINEES
------------------------
John S. Albanese                          Director                          45      November, 1989                         -0-

John A. Frabotta*                         Vice President,                   54      November, 1988                       2,769(3)
                                          Treasurer and
                                          Director

COMMON STOCK AND
PREFERRED STOCK NOMINEES
------------------------
Richard E. Omohundro, Jr.*                President and Director            56      November, 1988                       1,000(3)

Harlan D. Platt                           Director                          46      November, 1988                         -0-(4)

C. William Carey                          Director                          59      November, 1988                       9,012

Christopher E. Roshier                    Director                          50      November, 1993                         -0-

Joseph G. Cote*                           Director                          54      November, 1988                         -0-(3)
                                                                                    through
                                                                                    November, 1993
                                                                                    March, 1996

----------
  * These Directors are deemed to be "interested persons" of the Fund under the 1940 Act. Messrs. Omohundro and Cote are
    Co-Presidents of the Manager. Mr. Frabotta is a Vice President of the Manager.

(1) The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded off to the nearest whole share.

(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.

(3) Does not include an additional 72,686 shares of Common Stock owned by the Manager.

(4) Does not include 2,372 shares of Common Stock owned by Mr. Platt's wife, as to which Mr. Platt disclaims beneficial ownership.

    As of December 27, 1996, all of the officers and Directors of the Fund, including the Manager, as a group beneficially owned 85,467 shares of Common Stock, or less than 1% of the outstanding shares of Common Stock. No officer, Director or nominee for Director of the Fund owns shares of the Fund's Preferred Stock.

PREFERRED STOCK NOMINEES
    John S. Albanese has been Senior Counsel to Washington Headquarters Services, a Department of Defense Agency located at the Pentagon since 1992. A Lieutenant Colonel in the United States Army Reserve, he served on active duty from 1977 until 1992 in various positions such as: Attorney-Adviser and Litigation Attorney in the Office of the Judge Advocate General; Legal Counsel to the U.S. Army Information Systems Selection and Acquisition Agency; and Legal Adviser to the Defense Attache for the American Embassy in Paris, France.

    John A. Frabotta has been Vice President of the Manager since June 1988, Co-Portfolio Manager of the Fund since October 1989 and Portfolio Manager since October 1990. Previously, Mr. Frabotta was a Vice President of Merrill Lynch Pierce Fenner & Smith ("Merrill Lynch") from 1979 through June 1988.

COMMON STOCK AND PREFERRED STOCK NOMINEES
    Richard E. Omohundro, Jr. has been Co-President of the Manager since August 1995, has been President or Co-President of the Manager since July 1988 and has been President of the Fund since its inception. Previously he was a Managing Director of Merrill Lynch from 1983 to 1988 and Co-Manager of the Merrill Lynch High Yield Bond Group from 1978 through 1987. Mr. Omohundro is also Co-President and Chief Executive Officer of Prospect Street Senior Loan Management Co., Inc.

    Harlan D. Platt is a Professor of Finance and Insurance, and has been at Northeastern University, College of Business Administration, since 1981.

    C. William Carey has been Chairman and Chief Executive Officer of Town & Country Corporation since 1965.

    Christopher E. Roshier, a citizen of the United Kingdom, has been a Corporate Finance Director of European Capital Company Limited in London since 1990 and is a Director of a number of other public and private companies in the U.K.

    Joseph G. Cote has been Co-President of the Manager from February 1989 to November 1993, and has been Co-President of the Manager since August 1995. Between November 1993 and August 1995 Mr. Cote was a shareholder of the Manager. From 1978 to 1988 Mr. Cote was a Managing Director of Merrill Lynch and Co-Manager of the Merrill Lynch High Yield Bond Group. Mr. Cote is also Co-President of Prospect Street Senior Loan Management Co., Inc.

    During the fiscal year ended October 31, 1996, the Directors of the Fund met five times in person and one time by telephone. During such year each incumbent Director (either in person or by telephone) attended all of the meetings of the Board. The Board of Directors has one committee, the Audit Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committee is comprised of Messrs. Carey, Albanese and Platt. The Audit Committee met once in fiscal 1996.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS
    The executive officers of the Fund and those of its Directors who are "interested persons" of the Fund receive no direct remuneration from the Fund.

    Those Directors who are not interested persons are compensated at the rate of $10,000 annually, plus $2,000 per Directors' meeting attended in person or $1,000 per Directors' meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of certain of the Fund's non-interested Directors, receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended October 31, 1996, Directors who were not interested persons of the Fund earned fees aggregating $84,000.

    The following table summarizes the compensation paid to the Directors and Officers of the Fund for the fiscal year ended October 31, 1996.

                                                               PENSION OR
                                                               RETIREMENT
                                                               BENEFITS               ESTIMATED
NAME OF                                 AGGREGATE              ACCRUED AS             ANNUAL                 TOTAL
DIRECTOR                                COMPENSATION           PART OF FUND           BENEFITS UPON          COMPENSATION
OR OFFICER                              FROM FUND              EXPENSES               RETIREMENT             FROM FUND
----------                              ------------           ------------           -------------          ------------
Richard E. Omohundro, Jr.               none                   none                   none                   none
Harlan D. Platt                         $22,000                none                   none                   $22,000
C. William Carey                        $22,000                none                   none                   $22,000
Christopher E. Roshier                  $18,000                none                   none                   $18,000
John S. Albanese                        $22,000                none                   none                   $22,000
John A. Frabotta                        none                   none                   none                   none
Joseph G. Cote                          none                   none                   none                   none

SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS
    As far as is known to the Fund, no person owned beneficially five percent or more of the outstanding shares of Common Stock of the Fund at December 27, 1996. The Depository Trust Company ("DTC") holds of record 86% of the outstanding shares of Common Stock. All of the outstanding shares of Preferred Stock of the Fund, which represent approximately less than 1% of the voting power of the Fund's outstanding shares (i.e., to the extent that the Common Stock and Preferred Stock are voted together), were owned of record by one institutional holder. As far as is known to the Fund, no person other than DTC owned of record or beneficially, shares of the Fund representing more than five percent of the voting power of the Fund's outstanding shares. The Manager of the Fund beneficially owns 72,686 shares of Common Stock.

REQUIRED VOTE
    The election of each of the nominees for Director requires the affirmative vote of the holders of a plurality of the applicable voting securities of the Fund present and voting at the Annual Meeting.

    The Board of Directors recommends that stockholders vote FOR the election of the seven nominees to the Fund's Board of Directors.

    Pursuant to the Articles of Incorporation, holders of the Common Stock have voting rights of one vote per share and holders of Preferred Stock have voting rights of one vote per $1,000 of liquidation preference without regard to any liquidation preference attributable to accumulated and unpaid dividends (i.e., 100 votes per share of Preferred Stock); provided that all the votes represented by a single share of Preferred Stock must be voted together. Under the Articles of Incorporation and the 1940 Act, the holders of the Preferred Stock, as a separate class, are entitled to elect two Directors (at least one of whom is not an "interested person" as defined in the 1940 Act). The remaining five Directors (at least two of whom are not "interested persons" as defined in the 1940 Act) are elected by the holders of the Common Stock and the Preferred Stock, voting together. However, in general, upon the Fund's failure to pay dividends on the Preferred Stock in an amount equal to two full years of dividends, the holders of the Preferred Stock will have the right to elect the smallest number of additional Directors as would be necessary to assure that a majority of the Directors of the Fund have been elected by the holders of the Preferred Stock.

                                  PROPOSAL 2
         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the fiscal year ending October 31, 1997. In accordance with the 1940 Act, the employment of such accountants is conditioned upon the right of a majority of the outstanding voting securities as defined above to terminate such employment. Stockholders are being asked to ratify the selection of Arthur Andersen LLP to perform audit services for the Fund.

    Arthur Andersen LLP has acted as independent public accountants for the Fund since inception. The services provided by Arthur Andersen LLP consist of (1) examination and audit of the Fund's semi-annual and annual financial statements,
(2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of tax matters on behalf of the Fund.

    A representative of Arthur Andersen LLP is not expected to be represented at the Annual Meeting but a representative of that firm will be available by telephone to respond to appropriate questions.

REQUIRED VOTE
    Approval of the foregoing proposal requires the affirmative vote of the holders of a majority of the Common Stock and the Preferred Stock present and voting together as a single class.

    The Board of Directors, including those Directors who are not interested persons of the Fund, recommends a vote FOR ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997.

                                ANNUAL REPORT

    All stockholders of record as of December 27, 1996, have been furnished or are concurrently herewith being furnished with, a copy of the Fund's Annual Report for the fiscal year ended October 31, 1996, which contains certified financial statements of the Fund for the fiscal year ended October 31, 1996. The Fund will furnish, without charge, a copy of the Annual Report to a shareholder upon request.

                   OTHER MATTERS TO COME BEFORE THE MEETING

    The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                            STOCKHOLDER PROPOSALS

    Any proposals of stockholders that are intended to be presented at the Fund's 1998 Annual Meeting of Stockholders must be received at the Fund's principal executive offices no later than August 31, 1997 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

                                        By Order of the Board of Directors

                                    /s/ Richard E. Omohundro, Jr.
                                        RICHARD E. OMOHUNDRO, JR.
                                        President
Boston, Massachusetts
January 3, 1997